As filed with the Securities and Exchange Commission on December 16, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 15, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                 13-3437739
         --------                       -------                 ----------
(State or other jurisdiction of    (Commission File           (IRS Employer
       incorporation)                   Number)              Identification No.)


200 COTTONTAIL LANE, VANTAGE COURT SOUTH, SOMERSET, NJ            08873
------------------------------------------------------            -----
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (732) 868-3100
                                                          -----------------


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                                                                               2


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On December 15, 2003 a hearing was held at the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") on confirmation of the Second Amended Joint Plan of Liquidation (the "Plan") of Actrade Financial Technologies Ltd. (the "Company") and one of its direct U.S. subsidiaries, Actrade Capital Inc. ("Capital" and together with the Company, the "Debtors"), dated December 15, 2003 in connection with the Debtors' cases under chapter 11 of Title 11 of the United States Code (jointly administered under Case no. 02-16212 (ALG)). An order of the Bankruptcy Court is expected shortly. A copy of the Plan as filed with the Bankruptcy Court is attached as Exhibit 2.1 hereto and is incorporated by reference herein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan.

The following is a summary of the material features of the Plan:

Pursuant to the terms of the Plan, all of the Debtors' remaining assets, including causes of action, are to be liquidated and the net proceeds thereof together with the Debtors' current cash on hand (net of expenses) will be distributed to the Debtors' creditors and equity security holders in order of their relative priority of distribution under the Bankruptcy Code and the Plan.

The effective date of the Plan (the "Plan Effective Date") is expected to occur when each of the following conditions have been satisfied:

         (a) The Court shall have entered the Confirmation Order in form and substance satisfactory to the Debtors; and

         (b)      The Confirmation Order shall have become a Final Order.

The Debtors may choose to waive the condition that the Confirmation Order become a Final Order and accordingly, the Plan Effective Date may occur shortly after it is signed by the Bankruptcy Court.

On the Plan Effective Date, the Debtors will transfer to a liquidation trust that will be formed pursuant to the Plan (i) all rights, title and interest in the Causes of Action free of all liens, claim, and encumbrances, and (ii) the Debtors' Remaining Assets. A Liquidation Trustee, who has been selected by the members of the Debtors' Official Committee of Equity Security Holders (the "Equity Committee"), will be responsible for the Liquidation Trust subject to oversight from a Liquidation Trust Committee, the members of which will be the current members of the Equity Committee.

The Liquidation Trustee shall be responsible for making all distributions to holders of Allowed Claims and Allowed Interests under the Plan.

On the Plan Effective Date, the Debtors' common stock will be cancelled.

Further inquiries regarding the Plan or the Confirmation Order should be directed to:

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                                                                               3


                              Joseph M. .Vann, Esq.
                       Cohen Tauber Spievack & Wagner LLP
                        420 Lexington Avenue, 24th Floor
                            New York, New York 10170

As of December 5, 2003, there were 13,708,473 shares of common stock of the Company issued and outstanding, including 1,334,295 shares of Treasury Stock. In addition, no shares of common stock of the Company are reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

Information as to the assets and liabilities of the Debtors as of November 30, 2003, the most recent practicable date prior to the Plan Effective Date, is included in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                  2.1 Second Amended Joint Plan of Liquidation dated December 15, 2003

                  99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period November 1, 2003 through November 30, 2003

                  99.2 Actrade Capital Inc. Monthly Operating Statement for the period November 1, 2003 through November 30, 2003

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                                                                               4


ITEM 9.

REGULATION FD DISCLOSURE.

Separately, on December 16, 2003, the Debtors each filed a monthly operating statement for the period November 1, 2003 through November 30, 2003 (together, the "Operating Reports") with the Bankruptcy Court. Copies of the Operating Reports of the Company and Capital are filed as Exhibits 99.1 and 99.2 hereto and incorporated by reference herein.

LIMITATION ON INCORPORATION BY REFERENCE

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The Operating Reports contain financial statements and other financial information that has not been audited by independent accountants and may be subject to future revision, reconciliation and adjustment. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's or Capital's financial condition or operating results for the period that would be reflected in the Company's or Capital's financial statements or in the Company's reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

In addition, it should be noted that (a) the Company has not completed its financial statements as of or for the fiscal years ended June 30, 2002 or June 30, 2003, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "SEC") its Annual Report on Form 10-K for the years ended June 30, 2002 or June 30, 2003, (b) the Company's independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements for the fiscal year ended June 30, 2002, (c) the Company has not completed its financial statements as of and for the three months ended September 30, 2002, December 31, 2002, March 31, 2003 or September 30, 2003 or filed with the SEC its Quarterly Report on Form 10-Q for the quarters ended September 30, 2002, December 31, 2002, March 31, 2003 or September 30, 2003, and (d) as stated in the Company's December 12, 2002 press release (the "December 12 Release"), the

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                                                                               5


Company's historical financial statements and SEC filings should not, at this time, be relied upon.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this press release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results or events may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties due to the Company's pending litigation and ongoing regulatory and law enforcement investigations, each as described in the Company's press releases, including the Company's December 12, 2002 and subsequent press releases. Other factors that may cause results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to: the possible delay in implementation of the Plan; the cost of the liquidation and the winding down of the Company's operations; additional facts found by the Company in connection with the issues that are the subject of an internal evaluation; uncertainties regarding the Company's ability to collect on all its outstanding collection matters; and those factors discussed in the Company's Form 10-Q for the quarter ending March 31, 2002, which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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                                                                               6


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                        By: /s/ John Fioretti
                                            -----------------------------------
                                            Name:   John Fioretti
                                            Title:  Chief Restructuring Officer



Dated: December 15, 2003


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                                                                               7


                                  EXHIBIT INDEX


         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         2.1 Second Amended Joint Plan of Liquidation dated December 15, 2003


         99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period November 1, 2003 through November 30, 2003

         99.2              Actrade Capital Inc. Monthly Operating
                           Statement for the period November 1, 2003
                           through November 30, 2003